MEDIA RELEASE

Exhibit 99.1

Rocket Lab Announces Second Quarter 2023 Financial Results, Issues Guidance For Continued

Revenue Growth In Third Quarter 2023

Long Beach, California. August 8, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for fiscal second quarter 2023, ended June 30, 2023.

Rocket Lab founder and CEO, Peter Beck, said: “The second quarter saw strong performance across Rocket Lab’s launch and space systems businesses with three successful Electron launches, more than 17 spacecraft featuring Rocket Lab satellite components deployed to orbit, and multiple new launch contracts signed with new and returning customers. We were able to deploy two successful missions from Launch Complex 1 in New Zealand for NASA, then follow it up days later with a successful first launch of our new HASTE suborbital hypersonic testbed rocket from Launch Complex 2 in Virginia, which is testament to the experienced team and infrastructure we’ve put in place to enable rapid, reliable and repeatable launch. Over the same period, our team delivered near record numbers of satellite components to commercial and government customers and is successfully operating the first of four Rocket Lab-designed and built spacecraft on orbit to enable in-space pharmaceutical manufacturing. We also achieved some major development milestones for Neutron in the second quarter, including completion of the second stage qualification tank. Earthworks are also underway for Neutron’s launch pad, with construction scheduled to commence in the third quarter, marking an exciting new era in Neutron’s path to first launch next year.”

Second Quarter 2023 Business Highlights:

•
Delivered strong financial results that were above the midpoint of prior guidance for revenue, and well above the high end of prior guidance for gross margin.
•
Launched three successful Electron missions in the second quarter, including the TROPICS constellation for NASA and the first HASTE mission, a suborbital testbed launch vehicle derived from the Company’s Electron rocket to provide reliable, high-cadence flight test opportunities to support the development of advanced hypersonic systems technology.
•
Acquired assets and production space from the Virgin Orbit bankruptcy auction at favorable pricing, enabling significant savings and schedule acceleration for Neutron production.
•
Significant milestones met in development of Neutron rocket and launch site, including completion of second stage tank and cryogenic tank test stand. Earthworks underway for launch site construction to commence in Q3.
•
Strong quarter for space systems with Rocket Lab satellite components or software featured in 17 spacecraft launched to orbit.
•
First of four advanced spacecraft designed, manufactured, and now operating in orbit for Varda Space enabling in-space pharmaceutical manufacturing.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

Business Highlights Since June 30, 2023:

•
Successfully launched a rideshare mission from Launch Complex 1 featuring satellites for NASA, Spire Global, and Spaceflight Laboratory.
•
Completed a successful splashdown and recovery of Electron’s first stage, furthering the Company’s rocket reusability program ahead of the first reflight of an engine later this year. The mission successfully demonstrated new waterproofing technologies on the rocket, as well as an advanced system for retrieving the rocket from the ocean.
•
Continued strong growth in Electron bookings with 10 new launches signed since Q1 financial results, including block buys from return commercial constellation customers Synspective and BlackSky, two dedicated missions for a government customer, and a new HASTE hypersonic test launch contract from Launch Complex 2.

Third Quarter 2023 Guidance

For the third quarter of 2023, Rocket Lab expects:

•
Revenue between $73 million and $77 million.
•
Launch Services revenue of approximately $30 million.
•
Space Systems revenue of between $43 million to $47 million.
•
GAAP Gross Margins between 21% to 23%.
•
Non-GAAP Gross Margins between 28% to 30%.
•
GAAP Operating Expenses between $51 million to $53 million.
•
Non-GAAP Operating Expenses between $38 million to $40 million.
•
Expected Interest Expense (Income), net $0.5 million.
•
Adjusted EBITDA loss of $10 million to $14 million.
•
Basic Shares Outstanding of 484 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q3 2023 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $13 million to $14 million in Q3 2023.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results for our first quarter, to provide our outlook for the second quarter, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron launch vehicle for large spacecraft and constellation deployment. From its first orbital launch in January 2018 to date, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 170 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch site in Virginia, USA. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the third quarter of 2023, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; general economic uncertainty and turbulence which could impact our customers’ ability to pay what we are owed; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; any inability to effectively integrate recently acquired assets; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

+ Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:

+ Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022

(unaudited; in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues	$62,045	$55,474	$116,940	$96,177
Cost of revenues	47,452	50,516	95,990	87,484
Gross profit	14,593	4,958	20,950	8,693
Operating expenses:
Research and development, net	31,035	19,165	54,940	32,642
Selling, general and administrative	28,717	18,952	57,186	42,030
Total operating expenses	59,752	38,117	112,126	74,672
Operating loss	(45,159)	(33,159)	(91,176)	(65,979)
Other income (expense):
Interest income (expense), net	(745)	(2,432)	(1,430)	(5,421)
(Loss) gain on foreign exchange	(90)	(3,876)	44	(3,896)
Change in fair value of liability classified warrants	—	—	—	13,482
Other income (loss), net	866	(23)	2,343	3
Total other income (expense), net	31	(6,331)	957	4,168
Loss before income taxes	(45,128)	(39,490)	(90,219)	(61,811)
(Provision) benefit for income taxes	(761)	2,073	(1,287)	(2,315)
Net loss	$(45,889)	$(37,417)	$(91,506)	$(64,126)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.10)	$(0.08)	$(0.19)	$(0.14)
Weighted-average common shares outstanding:
Basic and diluted	479,735,858	464,719,924	477,977,551	460,630,324

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2023 AND DECEMBER 31, 2022

(unaudited; in thousands, except share and per share values)

	June 30, 2023
	(unaudited)	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$197,160	$242,515
Marketable securities, current	144,018	229,276
Accounts receivable, net	25,175	36,572
Contract assets	16,714	9,451
Inventories	102,234	92,279
Prepaids and other current assets	63,520	52,201
Assets held for sale	11,384	—
Total current assets	560,205	662,294
Non-current assets:
Property, plant and equipment, net	120,004	101,514
Intangible assets, net	73,309	79,692
Goodwill	71,020	71,020
Right-of-use assets - operating leases	47,586	35,239
Right-of-use assets - finance leases	15,302	15,614
Marketable securities, non-current	73,941	9,193
Restricted cash	3,594	3,356
Deferred income tax assets, net	3,641	3,898
Other non-current assets	12,894	7,303
Total assets	$981,496	$989,123
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$25,867	$12,084
Accrued expenses	6,492	8,723
Employee benefits payable	14,138	8,634
Contract liabilities	134,574	108,344
Current installments of long-term borrowings	104,381	2,906
Other current liabilities	20,489	22,249
Total current liabilities	305,941	162,940
Non-current liabilities:
Long-term borrowings, excluding current installments	—	100,043
Non-current operating lease liabilities	43,169	34,266
Non-current finance lease liabilities	15,385	15,568
Deferred tax liabilities	237	95
Other non-current liabilities	5,716	3,005
Total liabilities	370,448	315,917
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 482,603,474 and 475,356,517 at June 30, 2023 and December 31, 2022, respectively	48	48
Additional paid-in capital	1,145,225	1,112,977
Accumulated deficit	(532,461)	(440,955)
Accumulated other comprehensive (loss) income	(1,764)	1,136
Total stockholders’ equity	611,048	673,206
Total liabilities and stockholders’ equity	$981,496	$989,123

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022

(unaudited; in thousands)

	For the Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(91,506)	$(64,126)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,785	13,737
Stock-based compensation expense	29,300	28,827
Loss on disposal of assets	27	25
Amortization of debt issuance costs and discount	1,431	1,392
Noncash lease expense	2,026	1,526
Noncash income associated with liability-classified warrants	—	(13,482)
Change in the fair value of contingent consideration	1,600	—
Accretion of marketable securities purchased at a discount	(2,116)	—
Deferred income taxes	248	251
Changes in operating assets and liabilities:
Accounts receivable, net	11,433	(12,926)
Contract assets	(7,264)	(2,286)
Inventories	(10,611)	(16,302)
Prepaids and other current assets	(10,839)	(8,090)
Other non-current assets	(5,634)	2,089
Trade payables	13,234	1,992
Accrued expenses	(2,845)	(3,433)
Employee benefits payables	4,116	3,925
Contract liabilities	26,230	4,467
Other current liabilities	(1,881)	(568)
Non-current lease liabilities	(1,942)	(1,640)
Other non-current liabilities	(241)	27
Net cash used in operating activities	(31,449)	(64,595)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(23,246)	(19,070)
Cash paid for business combinations and asset acquisitions, net of acquired cash and restricted cash	(16,119)	(65,073)
Purchases of marketable securities	(132,000)	—
Maturities of marketable securities	154,176	—
Net cash used in investing activities	(17,189)	(84,143)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	1,808	3,142
Proceeds from Employee Stock Purchase Plan	2,522	2,091
Proceeds from sale of employees restricted stock units to cover taxes	7,801	24,002
Minimum tax withholding paid on behalf of employees for restricted stock units	(6,968)	(23,741)
Tax payment for net settled option shares	—	(444)
Payment of contingent consideration	(1,000)	(5,500)
Finance lease principal payments	(160)	(116)
Net cash provided by (used in) financing activities	4,003	(566)
Effect of exchange rate changes on cash and cash equivalents	(482)	3,858
Net decrease in cash and cash equivalents and restricted cash	(45,117)	(145,446)
Cash and cash equivalents, and restricted cash, beginning of period	245,871	692,075
Cash and cash equivalents, and restricted cash, end of period	$200,754	$546,629

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
NET LOSS	$(45,889)	$(37,417)	$(91,506)	$(64,126)
Depreciation	3,513	4,318	7,226	7,511
Amortization	3,239	3,331	6,559	6,226
Stock-based compensation expense	15,264	16,869	29,300	28,827
Transaction costs	4	96	169	471
Interest (income) expense, net	745	2,432	1,430	5,421
Change in fair value of liability classified warrants	—	—	—	(13,482)
Change in fair value of contingent consideration	1,300	(2,500)	1,600	—
Performance reserve escrow	1,788	1,895	3,626	3,790
Amortization of inventory step-up	—	616	—	2,618
Provision (benefit) for income taxes	761	(2,073)	1,287	2,315
Loss (gain) on foreign exchange	90	3,876	(44)	3,896
Accretion of marketable securities purchased at a discount	(989)	—	(2,154)	—
Loss on disposal of assets	22	20	27	25
Employee retention credit	—	—	(3,841)	—
ADJUSTED EBITDA	$(20,152)	$(8,537)	$(46,321)	$(16,508)

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP Gross profit	$14,593	$4,958	$20,950	$8,693
Stock-based compensation	3,330	5,792	7,143	9,127
Amortization of purchased intangibles	1,709	751	3,419	1,316
Amortization of inventory step-up	—	616	—	2,618
Performance reserve escrow	76	114	133	228
Employee retention credit	—	—	(2,130)	—
Non-GAAP Gross profit	$19,708	$12,231	$29,515	$21,982
Non-GAAP Gross margin	31.8%	22.0%	25.2%	22.9%

GAAP Research and development, net	$31,035	$19,165	$54,940	$32,642
Stock-based compensation	(6,652)	(6,350)	(11,674)	(11,376)
Amortization of purchased intangibles	(9)	(1,692)	(18)	(3,324)
Employee retention credit	—	—	631	—
Non-GAAP Research and development, net	$24,374	$11,123	$43,879	$17,942

GAAP Selling, general and administrative	$28,717	$18,952	$57,186	$42,030
Stock-based compensation	(5,282)	(4,727)	(10,483)	(8,324)
Amortization of purchased intangibles	(1,395)	(780)	(2,829)	(1,378)
Transaction costs	(4)	(96)	(169)	(471)
Performance reserve escrow	(1,712)	(1,781)	(3,493)	(3,562)
Change in fair value of contingent consideration	(1,300)	2,500	(1,600)	—
Employee retention credit	—	—	1,080	—
Non-GAAP Selling, general and administrative	$19,024	$14,068	$39,692	$28,295

GAAP Operating expenses	$59,752	$38,117	$112,126	$74,672
Stock-based compensation	(11,934)	(11,077)	(22,157)	(19,700)
Amortization of purchased intangibles	(1,404)	(2,472)	(2,847)	(4,702)
Transaction costs	(4)	(96)	(169)	(471)
Performance reserve escrow	(1,712)	(1,781)	(3,493)	(3,562)
Change in fair value of contingent consideration	(1,300)	2,500	(1,600)	—
Employee retention credit	—	—	1,711	—
Non-GAAP Operating expenses	$43,398	$25,191	$83,571	$46,237

GAAP Operating loss	$(45,159)	$(33,159)	$(91,176)	$(65,979)
Total non-GAAP adjustments	21,469	20,199	37,120	41,724
Non-GAAP Operating loss	$(23,690)	$(12,960)	$(54,056)	$(24,255)

GAAP Total other income (expense), net	$31	$(6,331)	$957	$4,168
Change in fair value of liability classified warrants	—	—	—	(13,482)
Loss (gain) on foreign exchange	90	3,876	(44)	3,896
Non-GAAP Total other income (expense), net	$121	$(2,455)	$913	$(5,418)

rocketlabusa.com | media@rocketlabusa.com